                                 JEFFREY C. MACK
                                SEVERANCE PACKAGE

          SUBJECT                                PROPOSAL
1.   Employment Contract                -  Effective immediately, Jeffrey C.
                                           Mack ("Employee") shall resign his
                                           position as Chief Executive Officer,
                                           President and member of the Board of
                                           Directors of Olympic Financial
                                           Limited (the "Company"), and his
                                           existing employment contract shall be
                                           canceled by mutual consent of the
                                           parties. Employee will continue as an
                                           "employee-consultant" of the Company
                                           for 2 years.

                                        -  Cash payments equal to Employee's
                                           current annual base salary shall be
                                           paid by the Company in periodic
                                           installments on the same basis as
                                           currently paid to Employee for 2
                                           years.

                                        -  Employee's participation in the
                                           Company's benefit plans (retirement,
                                           health, disability and group life
                                           insurance) shall be continued for 2
                                           years in accordance with the terms of
                                           such Plans.

2.   1990 Stock Option Plan             -  If a "change in control" occurs
                                           within the next 2 years, all
                                           outstanding unvested stock options
                                           (194,928 options with a current value
                                           of $1,274,116 at $17/share) will
                                           become immediately vested and
                                           exercisable.

                                        -  If a "change in control" does not
                                           occur within 2 years, outstanding
                                           unvested stock options will vest as
                                           follows:

                                                    DATE   EXERCISE      VALUE@
                                           SHARES   VESTED  PRICE      $17/SHARE
                                           -------------------------------------
                                           33,333  12/19/96  $16.19     $ 27,000
                                           19,500  01/01/97  $ 4.63     $241,215
                                            2,187  01/01/97  $ 4.38     $ 27,600
                                           33,333  12/19/97  $16.19     $ 27,000
                                           22,779  01/01/98  $ 4.38     $287,471

3.   1994-1997 TARSAP                   -  If a "change in control" occurs
                                           within the next 2 years, all unvested
                                           restricted stock (51,248 shares with
                                           a current value of $874,276 at $17
                                           per share) will become immediately
                                           vested.

                                        -  If a "change in control" does not
                                           occur within 2 years, unvested
                                           restricted stock will vest as
                                           follows:

                                                    DATE    EXERCISE      VALUE@
                                           SHARES   VESTED  PRICE      $17/SHARE
                                           -------------------------------------
                                           25,714 12/31/96  $  0       $437,138
                                           25,714 12/31/97  $  0       $437,138

4.  1998-2000 TARSAP          -   If a "change in control" occurs within the
                                  next 2 years, all unvested restricted stock
                                  (55,042 shares with a current value of
                                  $935,714 at $17/share) will become
                                  immediately vested.

                              -   if a "change in control" does not occur
                                  within 2 years, none of the unvested
                                  restricted shares will become vested.

5.  D&O Coverage;             -   D&O coverage for 2 years.
    Indemnification               Indemnification in By-Laws to continue for 2
                                  years.

6.  Split-Dollar Life         -   Company will continue to pay Split-Dollar
    Insurance Plan                Life Insurance Plan premiums for the next 2
                                  years.  If a "change in control" occurs
                                  within 2 years, Company will continue to pay premiums as provided in Split-Dollar Life
                                  Insurance Plan (until the 10th anniversary of the effective date).

7.  Noncompete                -   Employee to sign noncompete agreement for 2
                                  years.

8.  No Disparagement          -   Parties to agree to language in press release
                                  concerning resignation and agree to refrain from making any negative statements about the other.



                                  OLYMPIC FINANCIAL LTD.

                                  BY:  ITS BOARD OF DIRECTORS


                                  /s/ Warren Kantor
                                  ------------------

                                  Warren Kantor

                                  Chairman of the Executive

                                  Committee of the Board of Directors

Agreed and Accepted this

26th day of August, 1996


/s/ Jeffrey C. Mack
--------------------------
Jeffrey C. Mack

                                   JEFFREY C. MACK

                              UNVESTED STOCK VALUATIONS

         PLAN                                              VALUATION
         ----                                              ---------


1.  1990 Stock Option Plan         -   If a "change in control" occurs within
    Value at $30/Share                 the next 2 years, all outstanding
                                       unvested stock options (194,928 options
                                       with a value of $3,808,180 at $30/share) will become immediately vested and exercisable.

                                       If a "change in control" does not occur
                                       within 2 years, outstanding unvested
                                       stock options will vest as follows:

                                                 DATE   EXERCISE    VALUE @
                                       SHARES   VESTED    PRICE     $30/SHARE
                                       ----------------------------------------

                                       33,333    12/19/96  $16.19    $460,329
                                       19,500    01/01/97  $ 4.63    $494,715
                                        2,187    01/01/97  $ 4.38    $ 56,031
                                       33,333    12/19/97  $16.19    $460,329
                                       22,779    01/01/98  $ 4.38    $583,598

2.  1994-1997 TARSAP               -   If a "change in control" occurs within
    Value at $30/Share                 the next 2 years, all unvested
                                       restricted stock (51,248 shares with a
                                       value of $1,537,440 at $30 per share)
                                       will become immediately vested.

                                   -   If a "change in control" does not occur
                                       within 2 years, unvested restricted
                                       stock will vest as follows:

                                                 DATE   EXERCISE    VALUE @
                                       SHARES   VESTED    PRICE     $30/SHARE
                                       ----------------------------------------

                                       25,714   12/31/96   $ 0      $768,720
                                       25,714   12/31/97   $ 0      $768,720

3.  1998-2000 TARSAP               -   If a "change in control" occurs within
                                       the next 2 years, all unvested
    Value at $30/Share                 restricted stock (55,042 shares with a
                                       value of $1,651,260 at $30/share) will
                                       become immediately vested.

                                   -   If a "change in control" does not occur
                                       within 2 years, none of the unvested
                                       restricted shares will become vested.

4.  TOTAL VALUES                   -   If a "change of control" occurs within 2
                                       years:  $6,996,880 at $30/share.

                                   -   If a "change in control" does not occur
                                       within 2 years:  $3,592,442 at
                                       $30/share.